CLASS A CUSIP 55262T AC7                                   Exhibit 20.2
CLASS B CUSIP 55262T AD5


FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

SERIES 1994-B

MBNA AMERICA BANK, NATIONAL ASSOCIATION


MBNA MASTER CREDIT CARD TRUST II
____________________________________________

MONTHLY PERIOD ENDING FEBRUARY 28, 1997
____________________________________________


The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the trust during the month of February, 1997 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly
    Distribution (Stated on the Basis of
    $1,000 Original Certificate Principal Amount).


    1.  The amount of distribution in respect
        of Class A Monthly Principal                     $0.000000
                                                          -----------------

    2.  The amount of distribution in respect
        of Class B Monthly Principal                     $0.000000
                                                          -----------------

    3.  The amount of distribution in respect
        of Collateral Monthly Principal                  $0.000000
                                                          -----------------

    4.  The amount of distribution in respect
        of Class A Monthly Interest                      $4.159724
                                                          -----------------

    5.  The amount of distribution in respect
        of Class A Deficiency Amounts                    $0.000000
                                                          -----------------

    6.  The amount of distribution in respect
        of Class A Additional Interest                   $0.000000
                                                          -----------------




    7.  The amount of distribution in respect
        of Class B Monthly Interest                      $4.340625
                                                          -----------------

    8.  The amount of distribution in respect
        of Class B Deficiency Amounts                    $0.000000
                                                          -----------------

    9.  The amount of distribution in respect
        of Class B Additional Interest                   $0.000000
                                                          -----------------

    10. The amount of distribution in respect
        of Collateral Monthly Interest                   $4.471149
                                                          -----------------

    11. The amount of distribution in respect
        of any accrued and unpaid Collateral
        Monthly Interest                                 $0.000000
                                                          -----------------


B.  Information Regarding the Performance of the Trust

    1.  Collection of Principal Receivables

        (a)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class A Certificates                    $93,971,308.67
                                                          -----------------

        (b)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Class B Certificates                    $4,860,583.89
                                                          -----------------

        (c)  The aggregate amount of Collections
             of Principal Receivables processed
             during the related Monthly Period
             which were allocated in respect of
             the Collateral Interest                     $9,181,105.24
                                                          -----------------

    2.  Principal Receivables in the Trust

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             the related Monthly Period                  $25,119,592,718.23
                                                          -----------------







        (b)  The amount of Principal Receivables
             in the Trust represented by the
             Investor Interest of Series 1994-B
             as of the end of the day on the last
             day of the related Monthly Period           $1,000,000,000.00
                                                          -----------------

        (c)  The amount of Principal Receivables
             in the Trust represented by the
             Adjusted Investor Interest of Series
             1994-B as of the end of the day on the
             last day of the related Monthly Period      $1,000,000,000.00
                                                          -----------------

        (d)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Investor Interest as of
             the end of the day on the last day of
             the related Monthly Period                  $870,000,000.00
                                                          -----------------

        (e)  The amount of Principal Receivables
             in the Trust represented by the
             Class A Adjusted Investor Interest
             as of the end of the day on the last
             day of the related Monthly Period           $870,000,000.00
                                                          -----------------

        (f)  The amount of Principal Receivables
             in the Trust represented by the
             Class B Investor Interest as of
             the end of the day on the last day
             of the related Monthly Period               $45,000,000.00
                                                          -----------------

        (g)  The amount of Principal Receivables in
             the Trust represented by the Collateral
             Interest as of the end of the day on the
             last day of the related Monthly period      $85,000,000.00
                                                          -----------------

        (h)  The Floating Investor Percentage with
             respect to the period:

             February 1, 1997 through February 3, 1997   4.30%
             February 4, 1997 through February 28, 1997   4.03%

        (i)  The Class A Floating Allocation
             with respect to the related Monthly
             Period                                               0.870000
                                                                 ----------

        (j)  The Class B Floating Allocation
             with respect to the related Monthly                  0.045000
                                                                 ----------



        (k)  The Collateral Floating Allocation
             with respect to the related Monthly
             Period                                               0.085000
                                                                 ----------

        (l)  The Fixed Investor Percentage with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (m)  The Class A Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (n)  The Class B Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------

        (o)  The Collateral Fixed Allocation with
             respect to the related Monthly Period               N/A
                                                                 ----------


    3.  Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                              Percentage     Aggregate
                                               of Total       Account
                                             Receivables      Balance


        (a)  35 - 64 days:                      1.87%     478,661,559.05
                                               -------   -----------------
        (b)  65 - 94 days:                      0.88%     223,534,124.31
                                               -------   -----------------
        (c)  95 - 124 days:                     0.62%      158,682,876.74
                                               -------   -----------------
        (d)  125 -  154 days:                   0.51%     129,052,609.66
                                               -------   -----------------
        (e)  155 or more days:                  0.77%     197,280,686.55
                                               -------   -----------------
                                      Total     4.65%     1,187,211,856.31
                                               -------   -----------------

    4.  Investor Default Amount


        (a)  The Aggregate Investor Default Amount
             for the related Monthly Period              $3,642,742.14
                                                          -----------------
        (b)  The Class A Investor Default Amount
             for the related Monthly Period              $3,169,185.70
                                                          -----------------


        (c)  The Class B Investor Default Amount
             for the related Monthly Period              $163,923.35
                                                          -----------------

        (d)  The Collateral Default Amount for
             the related Monthly Period                  $309,633.09
                                                          -----------------

    5.  Investor Charge Offs

        (a)  The aggregate amount of Class A
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (b)  The aggregate amount of Class A
             Investor Charge Offs set forth in
             5 (a) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (c)  The aggregate amount of Class B
             Investor Charge Offs for the related
             Monthly Period                              $   0.00
                                                          -----------------

        (d)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (c) above per $1,000 of original
             certificate principal amount                $   0.00
                                                          -----------------

        (e)  The aggregate amount of Collateral
             Charge Offs for the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (f)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (e) above
             per $1,000 of original certificate
             principal amount                            $   0.00
                                                          -----------------

        (g)  The aggregate amount of Class A
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (h)  The aggregate amount of Class A
             Investor Charge Offs set forth in 5 (g)
             above per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.00
                                                          -----------------



        (i)  The aggregate amount of Class B
             Investor Charge Offs reimbursed on
             the Transfer Date immediately pre-
             ceding this Distribution Date               $   0.00
                                                          -----------------

        (j)  The aggregate amount of Class B
             Investor Charge Offs set forth in
             5 (i) above per $1,000 original
             certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distri-
             bution Date                                 $   0.00
                                                          -----------------

        (k)  The aggregate amount of Collateral
             Charge Offs reimbursed on the Transfer
             Date immediately preceding this
             Distribution Date                           $   0.00
                                                          -----------------

        (l)  The aggregate amount of Collateral
             Charge Offs set forth in 5 (k) above
             per $1,000 original certificate
             principal amount reimbursed on the
             Transfer Date immediately preceding
             this Distribution Date                      $   0.00
                                                          -----------------

    6.  Investor Servicing Fee

        (a)  The amount of the Class A Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $906,250.00
                                                          -----------------

        (b)  The amount of the Class B Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $46,875.00
                                                          -----------------

        (c)  The amount of the Collateral Servicing
             Fee payable by the Trust to the
             Servicer for the related Monthly
             Period                                      $88,541.67
                                                          -----------------

    7.  Reallocations

        (a)  The amount of Reallocated Collateral
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------



        (b)  The amount of Reallocated Class B
             Principal Collections with respect to
             this Distribution Date                      $   0.00
                                                          -----------------

        (c)  The Collateral Interest as of the
             close of business on this Distribution
             Date                                        $85,000,000.00
                                                          -----------------

        (d)  The Class B Investor Interest as of the
             close of business on this Distribution
             Date                                        $45,000,000.00
                                                          -----------------

    8.  Principal Funding Account

        (a)  The principal amount on deposit in
             the Principal Funding Account on
             the related Transfer Date after
             taking into account deposits on such
             date prior to withdrawals                   $   0.00
                                                          -----------------

        (b)  The Accumulation Shortfall with
             respect to the related Monthly
             Period                                      $   0.00
                                                          -----------------

        (c)  The Principal Funding Investment
             Proceeds deposited in the Finance
             Charge Account on the related
             Transfer Date                               $   0.00
                                                          -----------------

        (d)  The Principal Funding Investment
             Shortfall deposited in the Finance
             Charge Account on the related
             Transfer Date from the Reserve Account      $   0.00
                                                          -----------------

        (e)  Interest earnings on funds on deposit
             in the Reserve Account deposited in
             the Finance Charge Account on the
             related Transfer Date.                      $   0.00
                                                          -----------------

    9.  Available Funds

        (a)  The amount of Class A Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $11,663,188.80
                                                          -----------------

        (b)  The amount of Class B Available Funds
             on deposit in the Finance Charge Account
             on the related Transfer Date                $603,268.31
                                                          -----------------



        (c)  The amount of Collateral Available
             Funds on deposit in the Finance Charge
             Account on the related Transfer Date        $1,139,506.98
                                                          -----------------

    10.  Collection of Finance Charge Receivables

         (a)  The aggregate amount of Collections
              of Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period, any Principal
              Investment Proceeds and amounts, if any,
              withdrawn from the Reserve Account and
              the Net Swap Receipt, if any, allocated
              in respect of the Class A Certificates     $12,206,938.80
                                                          -----------------

         (b)  The aggregate amount of Collections of
              Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period which were
              allocated in respect of the Class B
              Certificates                               $631,393.31
                                                          -----------------

         (c)  The aggregate amount of Collections of
              Finance Charge Receivables and Annual
              Membership Fees processed during the
              related Monthly Period which were
              allocated in respect of the Collateral
              Interest                                   $1,192,631.98
                                                          -----------------

    11.  Swap Cash Flows

         (a)  The amount of the Net Swap Receipt
              for the related Transfer Date              $   0.00
                                                          -----------------
         (b)  The amount of the Net Swap Payment
              for the related Transfer Date              $16,692.20
                                                          -----------------

    12.  Portfolio Yield

        (a)  The Portfolio Yield for the related
             Monthly Period                                        12.47%
                                                                    -------

        (b)  The Portfolio Adjusted Yield                           4.42%
                                                                    -------



C.  Floating Rate Determinations


    LIBOR rates for the Interest Period of
    February 18, 1997 through March 16, 1997:

    Class B determination -                                      5.43750%
                                                                -----------
    Collateral Interest determination -                          5.42188%
                                                                -----------

    The weighted average of the Treasury Bill
    Rates for the Interest Period:

       February 18, 1997 through March 16, 1997               5.17333%
                                                                 ----------



                                            MBNA AMERICA BANK,
                                            NATIONAL ASSOCIATION,
                                            Servicer



                                            By:  Marguerite M. Boylan
                                            Name:   Marguerite M. Boylan
                                            Title:  Vice President